UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Worldwide Restaurant Concepts, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 26, 2004

TO OUR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders of Worldwide Restaurant Concepts, Inc. to be held at the Courtyard By Marriott (formerly Radisson Valley Center Hotel), located at 15433 Ventura Boulevard, Sherman Oaks, California 91403, on Wednesday, September 8, 2004 at 3:30 p.m. In the attached Notice of Annual Meeting of Stockholders and Proxy Statement, we describe the matters expected to be acted upon at the Annual Meeting. We are enclosing our 2004 Annual Report on Form 10-K with this letter.

Your vote is very important.  Whether or not you expect to attend the Annual Meeting, please either complete, sign and date and return the enclosed proxy card or vote by internet in accordance with the instructions on the proxy card, as promptly as possible.

Sincerely,

/s/ Phillip D. Matthews

Phillip D. Matthews
Chairman of the Board

15301 Ventura Blvd. •  Garden Office Bldg. B, Ste. 300  • Sherman Oaks, California 91403 • 818 662 9800 • Fax 818 662 9870

July 26, 2004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 8, 2004

To the Stockholders of

Worldwide Restaurant Concepts, Inc.:

The Annual Meeting of Stockholders of Worldwide Restaurant Concepts, Inc., a Delaware corporation (the “Company”), will be held at the Courtyard By Marriott (formerly Radisson Valley Center Hotel), located at 15433 Ventura Boulevard, Sherman Oaks, California 91403, on Wednesday, September 8, 2004 at 3:30 p.m. for the following purposes:

1.  To elect two directors to serve until the 2007 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.  To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending May 1, 2005; and

3.  To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Directors has fixed the close of business on July 15, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

In order to constitute a quorum for the conduct of business at the Annual Meeting, holders of a majority of all outstanding shares of Common Stock must be present in person or be represented by proxy. We hope that you will take this opportunity to take an active part in the affairs of the Company by voting on the business to come before the meeting, either by executing and returning the enclosed proxy in the postage paid, return envelope provided, by voting on the internet in accordance with the instructions on the proxy card, or by casting your vote in person at the meeting.

By Order of the Board of Directors,

/s/ Michael B. Green

Michael B. Green
Secretary

15301 Ventura Blvd. •  Garden Office Bldg. B, Ste. 300  • Sherman Oaks, California 91403 • 818 662 9800 • Fax 818 662 9870

WORLDWIDE RESTAURANT CONCEPTS, INC.

15301 Ventura Boulevard, Building B-Suite 300

Sherman Oaks, California 91403

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

September 8, 2004

SOLICITATION OF PROXIES

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Worldwide Restaurant Concepts, Inc., a Delaware corporation (the “Company”).  The proxies are intended to be used at the Company’s 2004 Annual Meeting of Stockholders, and any adjournment or postponement thereof (the “Annual Meeting”).  The Annual Meeting is to be held at 3:30 p.m. on Wednesday, September 8, 2004 at the Courtyard By Marriott (formerly Radisson Valley Center Hotel), 15433 Ventura Boulevard, Sherman Oaks, California 91403 for the purposes set forth in the accompanying notice.

This Proxy Statement is being mailed on or about July 26, 2004 to stockholders entitled to notice of and to vote at the Annual Meeting.  A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended May 2, 2004, which includes the Company’s financial statements as of and for the year ended May 2, 2004, accompanies this Proxy Statement.  Stockholders may obtain an additional copy of the Company’s Annual Report on Form 10-K and a list of the exhibits thereto without charge by written request to the Chief Financial Officer of the Company, 15301 Ventura Boulevard, Building B-Suite 300, Sherman Oaks, California 91403.

A form of proxy also is enclosed with this Proxy Statement.  The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder executing the proxy.  If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted FOR the election of the nominees named below under the heading “Election of Directors” to the Company’s Board of Directors and FOR the ratification of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending May 1, 2005.  If any of the nominees becomes unavailable as a candidate before his or her election, the proxies may be voted, in the discretion of the proxy holders, for the election of other nominees.  If any matter other than the proposals described in this Proxy Statement properly comes before the Annual Meeting, it is the intention of the proxy holders to vote the proxies in accordance with their best judgment.

A stockholder giving a proxy may revoke it at any time before it is voted by filing written notice of revocation with Michael B. Green, Secretary of the Company, at 15301 Ventura Boulevard, Building B-Suite 300, Sherman Oaks, California 91403, or by appearing at the Annual Meeting and voting in person, or by giving a valid proxy bearing a later date.

RECORD DATE AND VOTING

Record Date.  Only stockholders of record at the close of business on July 15, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, there were 29,500,912 issued shares of Common Stock, 2,000,000 of which were held by the Company as treasury stock. A total of 27,500,912 shares of Common Stock outstanding as of the Record Date (constituting all of the then outstanding shares of Common Stock other than shares held by the Company as treasury stock) are entitled to be voted.  Shares of Common Stock held by the Company as treasury stock are not entitled to be voted.

Vote Per Share; Quorum.  Each holder of a share of Common Stock that is entitled to be voted is entitled to one vote per share on all matters to be voted on by the Company’s stockholders, except in the event of cumulative voting for the election of directors.  The presence, either in person or by proxy, of persons holding a majority in voting interest of the Company’s outstanding Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

Broker Nonvotes. If a broker, bank, custodian, nominee or other record holder of Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares, the shares held by such record holders will be considered “broker nonvotes.”  The shares considered broker nonvotes will be counted for purposes of determining the presence of a quorum for the transaction of business, but will not be counted as shares entitled to vote on any matter and will have no effect on the result of the vote on any such matter.

Inspector of Elections. The Company will appoint one or more inspectors of election to act at the Annual Meeting. The inspector’s duties will include determining the shares represented at the Annual Meeting and the presence (or absence) of a quorum and tabulating the votes of stockholders.

Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares present and in person or represented by proxy at a meeting at which a quorum is present.  Accordingly, as two directors are to be elected at the Annual Meeting the two persons receiving the greatest number of votes shall be elected as directors.  Since only affirmative votes count for this purpose, withheld votes will not affect the outcome, except that they will count in determining the presence of a quorum.

Cumulative Voting. The Company’s Certificate of Incorporation permits cumulative voting with respect to the election of directors.  Although the proxy holders do not presently intend to cumulate votes, if one or more stockholders give notice at the Annual Meeting, prior to voting, of an intention to cumulate for a nominated director, then all shares may be voted cumulatively.  Cumulative voting means that each share is entitled to a number of votes equal to the number of directors to be elected.  Such votes may be cast for one nominee or distributed among two or more nominees.

Ratification of Independent Auditors.  Assuming that a quorum is present at the Annual Meeting, the affirmative vote of holders of a majority of the shares of the Company’s Common Stock represented and voting, in person or by proxy, at the Annual Meeting and entitled to vote on the matter is required for the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending on May 1, 2005.  With respect to the ratification of Deloitte & Touche LLP, a stockholder may mark the accompanying form of proxy to (i) vote for the matter, (ii) vote against the matter, or (iii) abstain from voting on the matter.  Proxies marked to abstain from voting with respect to the appointment of Deloitte & Touche LLP will be counted for purposes of determining the presence of a quorum and as a vote against the matter.

EACH STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR CAST HIS, HER OR ITS VOTE ON THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD.

INFORMATION ABOUT THE COMPANY

The Company (together with its subsidiaries) owns and operates, and franchises to others, restaurants that do business under the Sizzler® service mark in the United States and abroad. Sizzler® restaurants operate in the quick casual dining market and feature a selection of grilled steak, chicken and seafood entrees, sandwiches and specialty platters as well as a fresh fruit and salad bar in a family environment. The Company also is the owner of a 22-unit chain of restaurants in the San Diego, Orange, Riverside and San Bernardino County, California markets that do business under the trade name “Pat & Oscar’s.®”  Pat & Oscar’s® restaurants operate in the quick casual market and feature a selection of pizza, pasta, chicken, ribs and salad entrees as well as fresh home made breadsticks served hot from the oven. The Company also is the holder of an approximately 81% interest in its Australian subsidiary which operates Sizzler® Restaurants in Australia and New Zealand and franchises Sizzler® restaurants in Asia, and also operates “KFC®” quick service restaurants featuring fried chicken, sandwiches and various side orders in Queensland, Australia.

PRINCIPAL STOCKHOLDERS

As of June 30, 2004, according to filings with the Securities and Exchange Commission (“SEC”) and to the best knowledge of the Company, the following persons are the beneficial owners of more than 5% of the outstanding shares of the Common Stock of the Company:

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percent Of Class(2)

James A. Collins	3,119,611	(3)	10.3%
6101 West Centinela Avenue
Culver City, CA 90230

Dimensional Fund Advisors Inc	2,010,165		6.7%
(“DFAI”) (4)
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Strong Capital Management (“Strong”)	1,965,817	(5)	6.5%
100 Heritage Reserve
Menomonee Falls, WI 53051

Eliot Rose Asset Management LLC and	1,740,650	(6)	5.8%
Gary S. Siperstein (“Eliot”)
10 Weybosset St., Suite 401
Providence, RI 02903

(1)          Unless otherwise indicated, possesses sole voting and dispositive power for all shares of Common Stock the beneficial ownership of which is ascribed.

(2)          In accordance with rules of the SEC, percentages were calculated on the basis of the amount of outstanding shares, excluding shares held by or for the account of the Company, plus shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.

(3)          Does not include 254,483 shares of Common Stock held by an independent trustee for the benefit of Mr. Collins’ adult children, as to which shares Mr. Collins disclaims beneficial ownership.

(4)          DFAI and its affiliates disclaim beneficial ownership of any Common Stock. According to their SEC filings, DFAI and its affiliates may be deemed to be beneficial owners of the shares as a result of serving as investment adviser and investment manager of various portfolios.

(5)          According to its SEC filings, Strong lacks sole voting or dispositive power with respect to all of the shares of Common Stock, and possesses shared voting power with respect to none of the shares and shared dispositive power with respect to 1,965,817 shares.  Strong is a registered investment adviser whose clients (none of whom has more than 5% of the outstanding shares of the Common Stock) have the right to receive, or the power to direct the receipt of, dividends and the proceeds of the sale of the shares.

(6)          According to its SEC filings, Eliot lacks sole voting and shared voting power with respect to all of the shares of Common Stock and possesses sole dispositive power with respect to 1,740,650 shares.  Eliot is a registered investment adviser whose clients have the right to receive, or the power to direct the receipt, of dividends and the proceeds of the sale of the shares.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The Board of Directors consists of seven members, divided into three classes.  The term of Class I (consisting of two members) expires at the 2004 Annual Meeting, the term of Class II (consisting of three members) expires at the 2005 Annual Meeting, and the term of Class III (consisting of two members) expires at the 2006 Annual Meeting.  The Board of Directors has renominated incumbent Class I directors Peggy T. Cherng and Charles F. Smith to serve as directors until the 2007 Annual Meeting.

Certain information concerning the nominees and the incumbent directors whose terms continue after the Annual Meeting is set forth below:

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Name and Age	Present Principal Occupation and Five Year Business Experience

Class I: If elected, term will expire in 2007.

Peggy T. Cherng, Ph.D. (56)

Director of the Company since June 9, 2003.  President and Chief Executive Officer, Panda Restaurant Group (1996 to present).  Director, Children’s Hospital Los Angeles, National Restaurant Association, Methodist Hospital of Southern California, and Member, Board of Visitors, Peter F. Drucker Graduate School of Management, Claremont Graduate University.

Charles F. Smith (71)

Director of the Company since 1995. President of Charles F. Smith & Co., Inc., an investment banking firm (1984 to present). Director, Sola International, Inc., FirstFed Financial Corp., TransOcean Distribution, Ltd. and Anworth Mortgage Asset Corp. Trustee, St. John’s Hospital Foundation and Marymount High School.

INCUMBENT DIRECTORS WHOSE TERMS CONTINUE AFTER THE ANNUAL MEETING

Class II: Term expires in 2005

Charles L. Boppell (62)

President and Chief Executive Officer of the Company since 1999. Director of the Company since 1999. President and Chief Executive Officer of La Salsa Holding Co. (1993-1999). Director, Fresh Choice, Inc.

Phillip D. Matthews (66)

Chairman of the Board of the Company since 1999. Director of the Company since 1997. Lead Director and Chairman of the Executive Committee of Wolverine World Wide, Inc. Chairman of the Board of Wolverine World Wide, Inc. (1993-1996). Director, Washington Mutual, Inc., Wolverine World Wide, Inc. and Ashworth, Inc.

Robert A. Muh (66)

Director of the Company since 1997. Chief Executive Officer of Sutter Securities, Inc. (1992-1997, 1998 to the present). Director, Sola International, Inc. and Trustee, Massachusetts Institute of Technology and Napa Valley Opera House.

Class III: Term expires in 2006

Barry E. Krantz (60)

Director of the Company since 1997. Restaurant industry consultant since 1995. Consultant to the Company (1996-1999). President and Chief Operating Officer, Family Restaurants, Inc. (1994-1995). Chief Operating Officer, Restaurant Enterprises Group, Inc. (1993-1994). President, Family Restaurant Division of Restaurant Enterprises Group, Inc. (1989-1994). Director, Fresh Choice, Inc. and Gardenburger, Inc.

Leonard H. Dreyer (60)

Restaurant industry consultant since 2001.  Chairman of the Board (1994-1999), Chief Executive Officer and President (1994-2001) and Executive Vice President and Chief Financial Officer (1990-1994), Marie Callender’s Pies Shops, Inc. Director, Marine Corps Scholarship Foundation, Chairman (1999-2000). University Advancement Foundation, California State University at Fullerton.

Except as otherwise indicated, during the past five years none of the directors has been employed by or has carried on his or her occupation in any corporation or organization which is a parent, subsidiary or other affiliate of the Company.

CORPORATE GOVERNANCE

General. The Board of Directors conducted a comprehensive review of the Company’s governance structure as a result of the Sarbanes-Oxley Act of 2002 and new rules adopted by the SEC and the New York Stock Exchange (“NYSE”).  The Board revised its Corporate Governance Guidelines and adopted or revised charters for its three principal committees, Audit Committee, Compensation and Stock Option Committee, and Nominating/Corporate Governance Committee.  The Board also adopted a company-wide Code of Business Conduct and Ethics, a Code of Business Conduct and Ethics For Members of the Board of Directors, and a Code of Ethics For Chief Executive Officer and Senior Financial Officers.  The Board also adopted procedures for shareholders and other interested persons to communicate with the Board.    All of the Company’s corporate governance materials, including the committee charters, codes of business conduct and ethics, and methods for communicating with members of the Board of Directors, are published under the “Corporate Governance” caption on the Company’s website at www.wrconcepts.com.

Director Independence.  Effective as of the Annual Meeting and assuming the election of the nominees, the Board will consist of seven persons, which a substantial majority of whom are independent.  The Board has determined that all of the directors, except for President/CEO Charles L. Boppell, have no material relationship with the Company and satisfy the requirements to be considered “independent” as defined in the applicable NYSE corporate governance listing standards.

Nominating/Corporate Governance Committee.  The Nominating/Corporate Governance Committee is responsible for reviewing with the Board on an annual basis the appropriate skills and characteristics desired of Board members to supplement the qualifications of the current Board members.  This assessment should address issues of diversity, age, and skills in the context of an evaluation of the current and expected needs of the Board.  Continued Board membership of a former Chief Executive Officer is to be decided on a case-by-case basis.

In selecting new directors of the Company, the Committee is to consider each individual director’s personal qualities and abilities; the collective skills and aptitudes of all of the directors, taking into account the responsibilities of the Board; and qualifications imposed by law and regulation.  Generally, directors should be persons who have achieved prominence in their respective fields and who have experience at a strategy/policy setting level or who have high-level managerial experience and who are accustomed to dealing with complex problems.  Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs.  Directors should also posses a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.  Directors are to be committed to representing the interests of all stockholders and not to advancing the interests of special interest groups or constituencies of stockholders.  The Nominating/Corporate Governance Committee may, from time to time, establish additional qualifications for directors as it shall deem appropriate.

The Committee believes that the Board should reflect a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics. In addition, each director should contribute positively to the existing chemistry and collaborative culture among Board members.

THE BOARD OF DIRECTORS AND CERTAIN OF ITS COMMITTEES

At the end of fiscal 2004, the Company’s Board of Directors consisted of eight directors.    With the retirement of Chairman Emeritus James A. Collins as of this Annual Meeting, the Board determined not to fill the vacancy and reduce the number of directors to seven, the number it had been prior to June 2003.  Phillip D. Matthews is the Chairman of the Board.  The Board of Directors has a standing Audit Committee, Compensation and Stock Option Committee, Nominating/Corporate Governance Committee and Corporate Development Committee.

The Board of Directors of the Company held six meetings during fiscal 2004. Each director attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by committees of the board on which he or she served.  The Company expects all directors to attend the Annual Meeting.  All of the directors attended the Company’s 2003 Annual Meeting of Stockholders.

Audit Committee. Charles F. Smith (Chairman), Leonard H. Dreyer, Phillip D. Matthews and Robert A. Muh comprised the Audit Committee.  The Audit Committee met ten times during fiscal 2004.  The Audit Committee has sole responsibility for the appointment, retention and replacement of the Company’s independent auditors (subject to stockholder ratification), reviews the fee arrangements and scope of the annual audit and considers the comments of the independent auditors with respect to internal accounting controls. The Audit Committee assists the Board of Directors in reviewing and monitoring the financial statements of the Company and its compliance with legal and regulatory requirements.  At each meeting, the Audit Committee meets separately with the independent auditors.  The Board of Directors considers Mr. Smith, Mr. Dreyer, Mr. Matthews and Mr. Muh to be “independent” within the meaning of Sections 303.01(B)(2)(a) and (3) of the NYSE’s listing standards.  All members are “financially literate” under the NYSE’s listing standards, and the Board has determined that all four members possess such accounting or related financial management expertise as to be considered an “audit committee financial expert” under the SEC’s rules.

Compensation and Stock Option Committee. Phillip D. Matthews (Chairman), Peggy T. Cherng, Barry E. Krantz and Charles F. Smith, each of whom is independent under applicable NYSE standards, comprised the Compensation and Stock Option Committee, which met two times during fiscal 2004.  The Compensation and Stock Option Committee approves officers’ salaries, administers executive compensation plans, reviews and approves the grant of options and restricted stock awards and approves bonus schedules for Company employees.

Nominating/Corporate Governance Committee. Robert A. Muh (Chairman), Barry E. Krantz and James A. Collins comprised the Nominating/Corporate Governance Committee, which officially met one time during fiscal 2004. However, the Committee conducted several informal exchanges of information during the process of drafting new and revised Corporate Governance documents to meet the requirements of the NYSE standards. The Nominating/Corporate Governance Committee has the responsibility for recommending candidates for election to the Board of Directors at the Annual Meeting of Stockholders and filling vacancies or newly created directorships.  The Nominating/Corporate Governance Committee will consider nominees recommended by holders of the Company’s Common Stock. Stockholders desiring to make recommendations should submit them in writing to the Company at its principal executive offices, marked to the attention of “Chairman, Nominating/Corporate Governance Committee.”  During fiscal 2004, the Nominating/Corporate Governance Committee reviewed and monitored corporate governance matters, including participating in the drafting of the new and revised committee charters, corporate governance guidelines and codes of business conduct and ethics noted in the Corporate Governance section above, as well as staying informed of other new legal and regulatory requirements, emerging trends and best practices.

Robert A. Muh (Chairman), Phillip D. Matthews and Charles L. Boppell comprised the Corporate Development Committee, which met one time during fiscal 2004.  The Corporate Development Committee was formed in fiscal 2003 and charged with the overall responsibility for reviewing the Company’s existing business segments and recommending acquisitions and/or divestitures of Company assets.  During fiscal 2004, the Committee reviewed the terms of the August 2000 Australian Management Group (“AMG”) transaction and recommended changes to the Board, which were incorporated in an amended agreement between the Company and the members of the AMG.

Under the Company’s current compensation policy for non-employee directors adopted in June 2003, each non-employee director is entitled to an Annual Retainer fee of $20,000, $5,000 of which consists of a grant of stock options to purchase shares of the Company’s common stock based upon the fair market value thereof on the first business day of each calendar year, computed in accordance with the formula set forth in the Deferred Fees Options paragraph below, meeting fees of $1,000 for attending in person each meeting of the Board of Directors and each committee meeting not held in conjunction with a Board meeting and $500 for meetings attended telephonically.  In addition, the Chairman of the Board receives an additional Annual Retainer fee of $25,000, the Chairman Emeritus receives an additional Annual Retainer fee of $30,000, and each committee chairman receives an additional Annual Retainer fee of $3,500 for each committee of which such director is a chairman, except the Chairman of the Audit Committee receives an additional Annual Retainer fee of $7,500 in recognition of the additional responsibilities imposed upon the Audit Committee and its Chairman as a result of the new statutory and regulatory requirements.

The Company has in place a 1997 Non-Employee Directors’ Stock Incentive Plan (the “Directors’ Plan”), which was amended in June 2003.  Under the Directors’ Plan, each director who is not an employee or officer of the Company or any of its parent or subsidiary corporations (a “Non-Employee Director”) is entitled to receive options to purchase shares of the Company’s Common Stock (“Options”).  The Directors’ Plan provides for the issuance of up to 775,000 shares of the Company’s Common Stock pursuant to exercise of Options.  Options consist of Initial Options, Annual Options, Designated Committee Options, and Deferred Fees Options.  As amended, the Directors’ Plan provides as follows with respect to each such category of Options:

Initial Options.  On the date that any person becomes a Non-Employee Director, such person is automatically granted an Option to purchase 3,000 shares of Common Stock (an “Initial Option”).  The exercise price per share of an Initial Option is the fair market value per share of the Common Stock on the date of grant.  Initial Options generally may not be exercised before the first anniversary of the date of grant.  In addition, until the second anniversary of the date of grant, the holder of an Initial Option generally may not exercise more than 50% of the aggregate number of shares subject to such Option.

Annual Options. On the first business day of each calendar year during the term of the Directors’ Plan, each eligible Non-Employee Director then in office is automatically granted an option (an “Annual Option”) to purchase 3,000 shares of Common Stock based upon the fair market value thereof on such date.  Annual Options become exercisable no less than one year from the date of grant.

Designated Committee Options. Each Non-Employee Director that is a member of a “Designated Committee” is entitled to receive Designated Committee Options. In lieu of payment of cash fees from the Company for participation on such committee, each Designated Committee member is automatically granted, on the date of each meeting of the Designated Committee attended by such Director, a Designated Committee Option to purchase 1,000 shares of Common Stock.  The exercise price per share of a Designated Committee Option is the fair market value per share of the Common Stock on the date of grant, less $2.00. Designated Committee Options are exercisable immediately upon the date of grant.  Currently, there are no Designated Committees of the Board of Directors, and the Company presently has no plan to grant any Designated Committee Options.

Deferred Fees Options. Each Non-Employee Director is entitled to elect to receive, in lieu of the $15,000 cash portion of the Annual Retainer or a specified portion thereof, for each of the remaining calendar years of his or her term (a “Plan Year”), an annual Deferred Fees Option.  The number of shares of Common Stock subject to the Deferred Fees Option for each Plan Year is equal to the nearest number of whole shares determined in accordance with the following formula:

Annual Retainer or portion thereof	=	Number of Shares
50% of Fair Market Value per share

“Annual Retainer,” as defined in the Directors’ Plan, means the amount of fixed fees payable in cash to which the Non-Employee Director is entitled for serving as a director of the Company in the relevant Plan Year.  As defined, the Annual Retainer assumes no change in the director’s compensation from that in effect as of the date in January on which the Option is granted.  Annual Retainer does not include fees for attendance at meetings of the Board of Directors or any committee of the Board of Directors or for any other services to be provided to the Company.  The fair market value of the Common Stock is determined as of the date of grant.

The exercise price per share of a Deferred Fees Option is 50% of the fair market value per share of the Common Stock on the date of grant.  In this manner, upon grant of a Deferred Fees Option the aggregate spread between the Option’s exercise price and the value of the underlying Common Stock is equal to the amount of Annual Retainer fees the Non-Employee Director has elected to forego.  Deferred Fees Options generally may not be exercised before the expiration of six months after the date of grant. In addition, until the end of the first anniversary of the date of grant, the holder of a Deferred Fees Option generally may not exercise more than 50% of the aggregate number of shares subject to such option.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES.

TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

The Company has an employment agreement with its Chief Executive Officer. (See “Executive Compensation — Employment Contract.”)

The Company entered into an agreement for services dated November 24, 2003 with one of its directors, Barry Krantz.  Under the agreement Mr. Krantz provided consulting services in connection with Pat & Oscar’s first television campaign. The engagement had a maximum term of six months and total compensation payable thereunder of $30,000.  During fiscal 2004, Mr. Krantz was paid a total of $16,000 under the agreement.

As a material consideration for his employment as President/CEO of Sizzler USA, on October 15, 2001 Sizzler USA extended an unsecured, non-interest-bearing loan in the amount of $200,000 to Kenneth Cole.  The proceeds of the loan were to be used to pay two promissory notes executed by Mr. Cole in favor of his former employer as payment for shares of stock of his former employer purchased by Mr. Cole.  Mr. Cole will repay Sizzler USA upon the sale of the stock, when and if such a sale occurs.  Any deficiency will be forgiven by Sizzler USA over a five-year period provided Mr. Cole remains employed by Sizzler USA.  Should Mr. Cole cease being employed by Sizzler USA, any deficiency remaining will become immediately due and payable.

STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the equity securities of the Company beneficially owned by each director of the Company, each executive officer named in the Summary Compensation Table on page 14, and all directors and executive officers of the Company as a group, on June 30, 2004.

Name	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)		Percent of Class(4)
Directors

Phillip D. Matthews	206,528		*
James A. Collins	3,121,429	(3)	10.3%
Charles L. Boppell	1,308,400		4.3%
Peggy T. Cherng	3,318		*
Leonard H. Dreyer.	8,318		*
Barry E. Krantz	74,570		*
Robert A. Muh	215,954		*
Charles F. Smith	266,685		*

Executive Officers not also Directors

A. Keith Wall (age 51)	121,666		*
Kenneth Cole (age 50)	206,033		*
Michael B. Green (age 58)	126,500		*
Kevin W. Perkins (age 52)	455,830		1.5%
All Directors and Executive Officers as a group (16 persons)	6,238,398		20.7%

*  Less than one percent (1%) of class.

(1)          Possesses sole voting and investment power.

(2)          Includes shares issuable pursuant to options exercisable within 60 days of June 30, 2004 in the following amounts: Mr. Matthews – 115,468 shares, Mr. Boppell – 1,137,500 shares, Ms. Cherng – 3,318 shares, Mr. Dreyer – 3,318 shares, Mr. Krantz – 44,570 shares, Mr. Muh – 142,954 shares, Mr. Smith – 146,339 shares, and all directors and executive officers as a group – 2,266,451 shares.

(3)          Does not include 334,483 shares of Common Stock held by an independent trustee for the benefit of Mr. Collins’ adult children as to which shares Mr. Collins disclaims beneficial ownership.

(4)          In accordance with rules of the SEC, percentages were calculated on the basis of the amount of outstanding shares, excluding shares held by or for the account of the Company, plus shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.

Section 16(b) Beneficial Ownership Reporting Compliance

The Company is required to identify any director, officer or beneficial owner of in excess of 10% of the Common Stock who failed to timely file with the SEC a required report relating to ownership and changes in ownership of the Company’s equity securities. Based solely on the Company’s review of Forms 3, 4 and 5 furnished to it during or with respect to fiscal 2004, all such persons complied with such applicable filing requirements during fiscal 2004.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

It is the duty of the Compensation and Stock Option Committee (the “Committee”) to administer the Company’s various compensation and incentive plans, including its 1997 Employee Stock Incentive Plan, the annual Management Incentive Plan, the Collins Foods Share Option Plan, The Stay Bonus Plan For Collins Foods Group Pty Ltd. and the Productivity Option Bonus Plan For Collins Foods Group Pty Ltd. In addition, the Committee reviews compensation levels in light of the performance of members of senior management, including the five most highly compensated executive officers. The Committee reviews all aspects of compensation for senior management with the Board of Directors.

The Committee is composed entirely of independent directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. During fiscal 2004, the Committee consisted of Phillip D. Matthews (Chairman), Peggy T. Cherng, Barry E. Krantz and Charles F. Smith.

From time to time, the Company retains the services of outside compensation consulting firms to assist the Committee in connection with the performance of its various duties. These firms provide advice to the Committee with respect to the reasonableness of compensation paid to senior management of the Company. Typically, this advice takes into account how the Company’s compensation programs compare to those of competing companies as well as the Company’s performance. Members of the Committee also review compensation surveys and analysis provided by such firms, as well as material prepared by the Company’s human resources personnel.

The Committee reviewed and approved a new program for increases in base compensation for fiscal 2005, approved salary increases and discretionary bonus payments for certain designated employees for fiscal 2004, approved the bonus plan for fiscal 2005, approved stock option grants to certain new employees and current employees promoted to new positions in fiscal 2004, approved compensation packages for new executives and approved certain amendments to the AMG transaction.

Salary

The Committee makes salary decisions in a structured annual review. In the case of senior management other than the CEO, the decisions typically are based on recommendations from the CEO. Based on such recommendations, for fiscal 2004 the Committee approved salary increases for certain members of senior and middle management, subject to the CEO’s approval and/or adjustments.

For fiscal 2004, the Committee in its discretion increased the salary of Charles L. Boppell, Chief Executive Officer of the Company, to $415,000 per year, as provided for in his employment agreement.  The Committee believes that Mr. Boppell’s salary is comparable to that of CEOs at competing companies.

Bonus Program

The compensation policy of the Company, which is endorsed by the Committee, is that a substantial portion of the annual compensation of each officer is related to and must be contingent upon the performance of the Company or a business unit, the enhancement of stockholder value, and/or the individual contributions of each such officer. As a result, much of an executive officer’s potential compensation is “at risk” under an annual bonus compensation program.

The Company’s bonus compensation program is designed to motivate key managerial personnel who have the direct ability to influence short and long-term corporate results and to reward them for the successful achievement of corporate objectives. The program provides for the payment of bonuses based upon the attainment of certain corporate performance criteria, which are reviewed and annually reset by the Committee. For fiscal 2004, the program was tailored to each of the Company’s operating divisions: Sizzler USA, International-Corporate, International-Sizzler, International-KFC, Pat & Oscar’s and WRC. For a division to be allocated any bonus for fiscal 2004, the division was required to achieve an “entry threshold” of targeted earnings before interest and taxes (“EBIT”) or, in the case of international divisions other than WRC, earnings before interest, taxes, and parent company overhead allocations (“EBITPCOA”). If the entry threshold was achieved, the division would be allocated a bonus pool for distribution among the bonus program participants in the division. The amount of the allocation was equal to a percentage of the EBIT or EBITPCOA achieved by that division, respectively, and the precise percentage was determined in accordance with a scale that increased depending on the percentage of targeted EBIT or EBITPCOA attained by the division. For WRC, the bonus was based on achievement of a net income target. The scale provided for a bonus pool amount of 40% of the bonus target for achieving 85% of the EBIT, EBITCOA or net income target and increasing to 100% of the bonus pool amount for achieving 100% of the target EBIT, EBITCOA or net income goal.  In addition, if any division attained in excess of 100% of its targeted EBIT, EBITPCOA or net income, the amount of the bonus pool allocation was to be increased by an amount equal to 15% of such excess earnings. Each participant in a division that attained its target was entitled to receive a cash bonus equal to such individual’s assigned bonus percent. Each participant’s bonus percent was based on the individual’s responsibilities and position with the Company.  The only divisions eligible for bonus participation based upon meeting its target for fiscal 2004 were International-Sizzler and International-KFC.

Based upon the foregoing formula, Mr. Boppell was not eligible to receive any bonus for fiscal 2004.

Stock Option Program

The Committee strives to create a direct link between the long-term interests of executives and stockholders. Through the use of stock-based incentives, the Committee focuses the attention of its executives on managing the Company from the perspective of an owner with an equity stake.

As part of his joining the Company as CEO as of February 8, 1999, Mr. Boppell was granted the option to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $2.19 a share, the fair market value per share as of the date of grant. The option vests and becomes exercisable over a five-year period, at the rate of 200,000 shares in each of fiscal 2000, 2001, 2002, 2003 and 2004. On August 29, 2001, Mr. Boppell was granted the option to purchase an additional 75,000 shares of the Company’s Common Stock at an exercise price of $1.20 a share, the fair market value per share as of the date of grant.  The option vests and becomes exercisable over a three-year period, at the rate of 25,000 shares in each of fiscal 2003, 2004 and 2005.  On June 24, 2002, Mr. Boppell was granted the option to purchase an additional 75,000 shares of the Company’s Common Stock at an exercise price of $2.59 per share, the fair market value per share as of the date of grant.  The option vests and becomes exercisable over a three-year period, at the rate of 25,000 shares in each of fiscal 2004, 2005 and 2006.  On June 26, 2003, Mr. Boppell was granted the option to purchase an additional 37,500 shares of the Company’s Common Stock at an exercise price of $3.09 per share, the fair market value per share as of the date of grant.  The option vests and becomes exercisable over a three-year period, at the rate of 12,500 shares in each of fiscal 2005, 2006 and 2007.

The Committee believes that Mr. Boppell’s total compensation package for fiscal 2004, including his base salary, bonus potential and stock option awards are consistent with the total compensation packages for CEOs in comparable companies in the restaurant industry based upon data obtained via surveys, proxy statements and outside consultants.

In fiscal 2004, the Committee considered and approved stock option grants aggregating 542,520 shares of Common Stock to certain eligible employees. The number of stock options received by each of the recipients generally was based on his or her responsibilities and relative position in the Company. The exercise price of these options equals the fair market value per share of the Company’s Common Stock on the date of grant, and the options become exercisable over a three-year period.  The Committee also reviewed The Productivity Option Bonus Plan For Collins Foods Group Pty Ltd. and determined that the eligible members of the AMG were entitled to the grant of Productivity Options and authorized the commencement of the required actions to determine the option price.

The Committee believes that the number of shares included in these stock option awards was reasonable and prudent and by giving management a stake in the Company also furthers the goal of increasing shareholder value.

Compensation and Stock Option Committee

Phillip D. Matthews, Chairman

Peggy T. Cherng

Barry E. Krantz

Charles F. Smith

Sherman Oaks, California

July 26, 2004

The foregoing Report of the Compensation and Stock Option Committee and the Performance Graph included in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report or the Performance Graph by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts, or be subject to Regulation 14A or 14C (other than as provided in Item 7 thereof) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

Compensation and Stock Option Committee  – Interlocks and Insider Participation

The Compensation and Stock Option Committee is comprised of Philip D. Matthews, Peggy T. Cherng, Barry E. Krantz and Charles F. Smith.  None of these individuals is or has ever been an officer or employee of the Company.  During fiscal 2004, no executive officer of the Company served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other Compensation and Stock Option Committee interlocks with the companies with which these individuals or the Company’s other directors are affiliated.

Stock Performance Graph

The following graph compares the cumulative total return for the Company’s Common Stock with the comparable cumulative returns of (i) a broad market index (the Dow Jones US Total Market Index) and (ii) a published industry or lines of business index (the Dow Jones US Restaurants Index). The graph covers the time period from the end of fiscal 1999 until the end of fiscal 2004. It assumes $100 invested on April 30, 1999 in WRC stock and $100 invested at that time in each of the indices. The comparison assumes that all dividends are reinvested.

	4/30/1999	4/30/2000	4/30/2001	4/30/2002	4/30/2003	4/30/2004
Worldwide Restaturant Concepts, Inc.	100	143	74	129	153	182
Dow Jones US Restaurants Index	100	86	76	91	69	102
Dow Jones US Total Market Index	100	112	97	86	74	92

EXECUTIVE COMPENSATION

Summary Compensation Table

				Long Term
				Compensation
					Securities
				Restricted	Under-	All Other
		Annual Compensation(1)		Stock	lying	Compen-
Name and Principal Position			Bonus($)	Awards	Options	sation
at May 2, 2004	Year	Salary($)	(2)	($)	(#)	($)(3)

Charles L. Boppell	2004	415,000	0	—	37,500	—
Chief Executive Officer and	2003	400,000	284,000	—	75,000	—
Director	2002	370,000	334,000	—	75,000	—

Kevin W. Perkins	2004	299,000	187,000	—	—	—
Chief Executive Officer/	2003	227,000	172,000	—	—	—
International Division	2002	207,000	111,000	—	—	—

Kenneth Cole	2004	297,000	0	—	40,000	—
Chief Executive Officer	2003	286,000	114,000	—	60,000	—
Sizzler USA	2002	259,000	74,000	—	150,000	—

A. Keith Wall	2004	187,000	0	—	30,000	—
Vice President and	2003	182,000	64,000	—	40,000	—
Chief Financial Officer	2002	165,000	67,000	—	45,000	—

Michael B. Green	2004	185,000	0	—	24,000	—
Vice President/General Counsel	2003	170,000	51,000	—	25,000	—
and Secretary	2002	158,000	63,000	—	30,000	—

(1)          In addition to salary and bonus, certain of the named executives may receive other annual compensation in the form of automobile allowance and cost reimbursement, reimbursements for legal and tax assistance, and executive medical plan costs. For fiscal 2002, 2003 and 2004, no such items of other annual compensation exceeded the lesser of $50,000 or 10% of total salary and bonus for any named executive.

(2)          Bonuses are attributed to the fiscal year with respect to which they are earned rather than paid.

(3)          Certain executive officers receive the benefit of life insurance provided by the Company. For fiscal 2002, 2003 and 2004, the cost of premiums did not exceed $3,000 for any named executive officer.

Option Grants in the Last Fiscal Year

The following table sets forth grants of options to purchase shares of the Company’s Common Stock during the fiscal year ended May 2, 2004 to the executive officers named in the Summary Compensation Table:

	INDIVIDUAL GRANTS
Name	Number of Securities Underlying Options Granted(#) (1)	% of Total Options Granted to Employees in Fiscal Year(%)	Exercise or Base Price ($/SH) (2)	Expiration Date	Grant Date Present Value ($)(3)
Charles L. Boppell	37,500	6.9%	$3.09	6/26/13	59,000
Kevin W. Perkins	—	—	—	—	—
Kenneth Cole	40,000	7.4%	$3.09	6/26/13	63,000
A. Keith Wall	30,000	5.5%	$3.09	6/26/13	47,000
Michael B. Green	24,000	4.4%	$3.09	6/26/13	38,000

(1)          Incentive stock options granted pursuant to the Company’s 1997 Employee Stock Incentive Plan. The options become exercisable in equal amounts in each of the three years after the date of grant. The 1997 Employee Stock Incentive Plan has provisions relating to the impact of a change of control, death, disability, retirement and termination of employment on the exercisability of options.

(2)          Based on the market price per share for the Company’s Common Stock as of June 26, 2003.

(3)          In accordance with rules of the SEC, the Company used the Black-Scholes option-pricing model to estimate the present value as of the grant date of the option. The Company cannot predict or estimate the future price of its Common Stock, and no option pricing model, including the Black-Scholes model, can accurately determine the value of an option. Accordingly, the Company can make no assurance that the value realized by the officer, if any, will be at or near the value estimated in accordance with the Black-Scholes model. The assumptions that the Company used for the valuation include: 66.8 % price volatility, 3.0% weighted average risk-free rate of return, 0.0% dividend yield, and a single option exercise at the end of five years. The Company made no adjustment for non-transferability or risk of forfeiture.

FISCAL 2004 YEAR-END OPTION VALUE TABLE

The following table sets forth the number of all unexercised options and the aggregate dollar value of all unexercised “in-the-money” options held by the executive officers named in the Summary Compensation Table as of the end of fiscal 2004.  On April 30, 2004, the final trading day of the fiscal year, the closing sale price on the NYSE of a share of the Company’s Common Stock was $3.18.  The value of the unexercised, in-the-money options held by such officers was based on the closing sale price minus the relevant exercise price.  There were no options exercised by such officers during fiscal 2004.

Fiscal 2004 Year-End Option Value Table

	Number of Shares Subject to Unexercised Options at May 2, 2004		Value of Unexercised In- the-Money Options at May 2, 2004
Name	Exercisable	Non-exercisable	Exercisable	Non-exercisable

Charles L. Boppell	1,112,500	75,000	$1,112,500	$75,000
Kevin W. Perkins	120,000	0	$58,800	$0
Kenneth Cole	203,333	46,667	$231,800	$53,200
A. Keith Wall	106,666	48,334	$120,533	$54,617
Michael B. Green	94,667	34,333	$71,000	$25,750

	1,637,166	204,334	$1,594,633	$208,567

FISCAL 2004 YEAR-END EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights.	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	3,447,000	$2.21	1,666,000

Equity compensation plans not approved by security holders	—	—	—
Total	3,447,000	$2.21	1,666,000

There are no equity compensation plans of the Company, under which equity securities of the Company are authorized for issuance, that have not been approved by the stockholders.

Executive Supplemental Benefit Plan

During fiscal 2004, the Company maintained an Executive Supplemental Benefit Plan (“SERP”). Under the SERP, the normal retirement date is the later of the participant’s sixty-fifth birthday or the date the participant achieves 10 years of service under the SERP. Participants who retire at the normal retirement date are entitled to receive 65% of the average for their three highest years of earnings, comprised of base salary and standard bonus, but excluding any other cash bonus or form of remuneration, during the last five years of employment, reduced by 50% of the participant’s primary social security benefit and by the annuitized value of the participant’s account balance under the profit sharing portion of the Company’s Employee Savings Plan. Such benefits are payable as a life and survivor annuity. Participants who retire between the ages of 55 and 65 and who have completed 15 years of service under the SERP are entitled to receive reduced benefits based on age and the number of years of service completed.  During fiscal 2003, the Company terminated the SERP, except with regard to the eleven former eligible employees who currently are participants and receiving benefits.

Employment Agreement

The Company is a party to an Employment Agreement with Charles L. Boppell, its Chief Executive Officer. The agreement, entered into on February 8, 1999, sets forth Mr. Boppell’s position and responsibilities with the Company. Under the agreement, Mr. Boppell was to receive a minimum annual base salary of $350,000 over the term of the agreement. In fiscal 2001, Mr. Boppell’s salary was increased to $370,000 and remained at that amount for fiscal 2002. In fiscal 2003, Mr. Boppell’s salary was increased to $400,000, and in fiscal 2004 Mr. Boppell’s salary was increased to $415,000. The agreement entitled Mr. Boppell to participation in the Management Incentive Plan or other bonus program, disability benefits, and other fringe benefits and perquisites generally available to executive officers of the Company. The agreement expired on February 7, 2004, at which time the Company and Mr. Boppell executed an amendment, which provided for one-year extensions on a year to year basis.  At least ninety days prior to the end of each contract year (February 7th), Mr. Boppell and the Company are to decide whether to continue the agreement for another contract year.  In the event that the Company determines not to continue the agreement and extend Mr. Boppell’s employment for another year for any reason other than “Cause” as defined therein, Mr. Boppell will be entitled to receive as severance one year’s base salary plus one year’s performance bonus based upon the average performance bonus actually received during the last two fiscal years and payment for one year’s COBRA premiums for the executive medical and dental plans then in effect, payable monthly on a prorated basis for one year.  In the event that Mr. Boppell determines not to continue the agreement and desires to terminate his employment at the end of the contract year, Mr. Boppell and the Company will enter into a one-year consulting agreement with total compensation computed in accordance with the terms as set forth above.

Under the agreement, the Company may terminate Mr. Boppell’s employment for cause. “For Cause” is defined to include the executive’s (a) breach of his covenants contained in the agreement, (b) entry of a plea of guilty or nolo contendere for any crime involving moral turpitude or any felony punishable by imprisonment or his conviction of any such offense, (c) commission of any act of fraud related to his duties, and (d) willful misconduct, dishonesty or gross negligence in performance of his duties.

In connection with the employment agreement, the Company granted to Mr. Boppell an option to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $2.19 a share. The option vested and became exercisable at the rate of 200,000 shares per year in each of fiscal 2000, 2001, 2002, 2003 and 2004.

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Worldwide Restaurant Concepts, Inc.:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended May 2, 2004.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

                        Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended May 2, 2004.

Charles F. Smith, Chairman
Leonard H. Dreyer
Phillip D. Matthews
Robert A. Muh

Sherman Oaks, California

July 12, 2004

The foregoing Report of the Audit Committee contained in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts, or be subject to Regulation 14A or 14C (other than as provided in Item 7 thereof) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Deloitte & Touche LLP served as the Company’s independent auditors for the fiscal year ended May 2, 2004.

Principal Accountant Fees and Services.

	2004	2003
Audit Fees	$341,000	$308,000
Audit-Related Fees	$0	$0
Tax Fees	$230,000	$62,000
All Other Fees	$11,000	$71,000

Audit Fees for fiscal 2004 and fiscal 2003 were for professional services rendered for the audit of the Consolidated Financial Statements of the Company included in its Form 10-K and reviews of financial statements included in its Form 10-Q’s, and for services that are normally provided by the accountant in connections with statutory and regulatory filings or engagements.

Audit-Related Fees for fiscal 2004 and fiscal 2003 are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees for services for fiscal 2004 and 2003 were for services related to tax compliance, tax advice and tax planning, specifically with regard to the restructuring of the Company’s foreign subsidiaries.

All Other Fees for services for fiscal 2004 and 2003 relate to any services not included in the first three categories, and specifically related to the Pat & Oscar’s market and operating partner programs.

The independent auditors are appointed annually by the Audit Committee (subject to stockholder ratification).  In making its approval, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year.

The Audit Committee is required to preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to de minimis exceptions for non-audit services described in section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2005, ending on May 1, 2005.  In taking this action, the members of the Audit Committee considered Deloitte & Touche LLP’s independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards.

There will be presented at the Annual Meeting a proposal for the ratification of the appointment of Deloitte & Touche LLP, which the Board of Directors believes is advisable and in the best interests of the stockholders.  Representatives of Deloitte & Touche LLP will attend the Annual Meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions that may be asked by stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

COST OF SOLICITATION

The entire cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. The Company has engaged American Stock Transfer Company, Inc. to solicit proxies from brokers, banks, other institutional holders, non-objecting beneficial owners (“NOBO’s”) and individual holders of record.  The Company also has agreed to reimburse the firm for mailing and certain other costs. The Company anticipates the total cost to be paid, which also provides for numerous additional services unrelated to solicitation, will be approximately $15,000.

In addition, proxies may be solicited by certain officers, directors and regular employees of the Company, without extra compensation, by telephone, telecopy or personal interview. Although there is no formal agreement to do so, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxies and proxy material to the beneficial owners of the Company’s Common Stock.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Any stockholder proposal to be considered for presentation at the 2005 Annual Meeting of Stockholders, including any nomination of directors to the Board, must be received by the Company at its principal executive offices located at 15301 Ventura Boulevard, Building B-Suite 300, Sherman Oaks, California 91403, on or before March 28, 2005 in order to be included in the Company’s Proxy Statement and form of Proxy.

CONTACTING THE BOARD OF DIRECTORS

Stockholders who wish to communicate with the Board, any member of the Board, including the Chairperson, may do so by sending a written communication addressed to the Board or such person, as applicable, c/o Worldwide Restaurant Concepts, Inc., 15301 Ventura Boulevard, Building B-Suite 300, Sherman Oaks, California 91403.  Any such communication should indicate that the person sending the communication is a stockholder. In addition, the Company has published on its website, at www.wrconcepts.com under the Corporate Governance caption, the means by which stockholders may send e-mail messages to the Company’s directors.  A link has been established for the e-mail to be automatically sent to the independent Chairperson or independent Lead Director, if the Chairperson is not independent, who will forward the message on to the other independent directors.

OTHER MATTERS

The Company’s by-laws require that there be furnished to the Company written notice with respect to the nomination of a person for election as a director (other than a person nominated by or at the direction of the Board of Directors), as well as the submission of a proposal (other than a proposal submitted by or at the direction of the Board of Directors), at an annual meeting of stockholders. In order for any such nomination or submission to be proper, the notice must contain certain information concerning the nominating or proposing stockholder and the nominee or the proposal, as the case may be, and must be furnished to the Company not less than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. In the case of the 2004 Annual Meeting, this deadline date was June 9, 2004. A copy of the applicable by-law provisions may be obtained, without charge, upon written request to the Secretary of the Company at its principal executive office.

In the event that the Company receives notice of a stockholder proposal prior to the date specified by its by-laws, then, so long as the Company includes in its proxy statement advice on the nature of the matter and how the named proxy holders intend to vote the shares for which they have received discretionary authority, such proxy holders may exercise discretionary authority with respect to such matter, subject to limited exceptions. The Company has not received notice of any matters to be submitted for consideration at the Annual Meeting other than those set forth in the accompanying notice and, accordingly, if any matters properly come before the Annual Meeting for action, the enclosed proxy will be voted on such matters in accordance with the best judgment of the persons named in the proxy.

By Order of the Board of Directors

/s/ Michael B. Green
Michael B. Green
Secretary

Sherman Oaks, California
July 26, 2004

ANNUAL MEETING OF STOCKHOLDERS OF

WORLDWIDE RESTAURANT CONCEPTS, INC.

September 8, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

     Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. Election of Class l Directors:		2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors.	☐	☐	☐

☐ FOR ALL NOMINEES	NOMINEES:
	☐ Peggy T. Cherng	THE SHARES REPRESENTED BY THIS PROXY WILL BE
	☐ Charles F. Smith	VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION
☐ WITHHOLD AUTHORITY		IS INDICATED WILL BE VOTED FOR PROPOSALS 1 AND
FOR ALL NOMINEES		2 ABOVE AND IN THE DISCRETION OF THE PROXIES
UPON SUCH OTHER MATTERS WHICH MAY PROPERLY
☐ FOR ALL EXCEPT		COME BEFORE THE MEETING AND ANY
(See instructions below)		ADJOURNMENTS OR POSTPONEMENTS THEREOF.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder			Date:

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WORLDWIDE RESTAURANT CONCEPTS, INC.

2004 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 8, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of WORLDWIDE RESTAURANT CONCEPTS, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 26, 2004, and hereby revokes all prior proxies and appoints Charles L. Boppell and A. Keith Wall, or either one of them, proxies and attorneys-in-fact, with full power to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on September 8, 2004, at 3:30 p.m., local time, at the Courtyard by Marriott (formerly the Radisson Valley Center Hotel), 15433 Ventura Blvd., Sherman Oaks, CA 91403, and at any adjournment or postponement thereof, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR PROPOSALS 1 AND 2 ON THE REVERSE SIDE HEREOF IN FAVOR OF MANAGEMENT’S RECOMMENDATIONS AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS SAID PROXIES DEEM ADVISABLE AND IN THE BEST INTEREST OF THE COMPANY.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

WORLDWIDE RESTAURANT CONCEPTS, INC.

September 8, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-
screen instructions. Have your proxy card available when you access	ACCOUNT NUMBER
the web page.

“You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.”

     Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. Election of Class l Directors:		2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors.	☐	☐	☐

☐ FOR ALL NOMINEES	NOMINEES:
	☐ Peggy T. Cherng	THE SHARES REPRESENTED BY THIS PROXY WILL BE
	☐ Charles F. Smith	VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION
☐ WITHHOLD AUTHORITY		IS INDICATED WILL BE VOTED FOR PROPOSALS 1 AND
FOR ALL NOMINEES		2 ABOVE AND IN THE DISCRETION OF THE PROXIES
UPON SUCH OTHER MATTERS WHICH MAY PROPERLY
☐ FOR ALL EXCEPT		COME BEFORE THE MEETING AND ANY
(See instructions below)		ADJOURNMENTS OR POSTPONEMENTS THEREOF.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder			Date:

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.